XO GROUP INC.
RESTRICTED STOCK AWARD AGREEMENT
WHEREAS, the Board of Directors of XO Group Inc., a Delaware corporation, has adopted the XO Group Inc. 2009 Stock Incentive Plan (as amended from time to time) for the purpose of providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.
WHEREAS, the Plan provides for a Restricted Stock Award program pursuant to which eligible persons may be issued shares of the Corporation’s Common Stock.
WHEREAS, the Corporation wishes to issue shares to the Participant under the Restricted Stock Award program pursuant to, and subject to the terms, conditions and restrictions contained in, the accompanying Notice of Stock Award, this Agreement and the Plan.
NOW, THEREFORE, the Corporation and the Participant agree as follows:
1. Definitions. Unless otherwise indicated herein, each capitalized term contained in this Agreement but not defined herein shall have the meaning ascribed to it in the accompanying Notice of Stock Award, or if not defined therein, in the Plan.
2. Sale of Shares. The Corporation hereby awards to the Participant, as of the Date of Issuance, that certain number of Shares as specified in the Notice of Stock Award pursuant to the Restricted Stock Award program. To the extent required by law, the Participant shall pay the Purchase Price to the Corporation, representing the par value ($0.01) of the Common Stock for each Share awarded to the Participant, simultaneously with the execution of this Agreement in cash or cash equivalents payable to the order of the Corporation. Pursuant to the Plan and Section 3 of this Agreement, the Shares are subject to certain restrictions, which restrictions shall expire in accordance with the provisions of the Plan and Section 3 hereof. While such restrictions are in effect, the Shares subject to such restrictions shall be referred to herein as “Restricted Stock.”
3. Vesting. The Restricted Stock shall become vested and cease to be Restricted Stock (but shall remain subject to the other terms of this Agreement and the Plan) according to the Vesting Schedule specified in the Notice of Stock Award. In addition, in the event of a Change in Control (as defined below) or your termination of service to the Corporation due to death or Disability (as defined below), 100% of the shares Restricted Stock will fully vest immediately prior to such Change in Control or termination, as applicable. There shall be no proportionate or partial vesting in the periods prior to the applicable vesting dates and all vesting shall occur only on the appropriate vesting date. Upon vesting of the Restricted Stock, the restrictions on the Shares shall lapse.
For purposes of this Agreement, “Change in Control” means the occurrence of any of the following events: (A) a change in the ownership of the Corporation which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Corporation that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Corporation; provided, however, that for purposes of this subsection (A), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Corporation will not be considered a Change in Control; or (B) a sale of all or substantially all of the Corporation assets. Notwithstanding the foregoing, a transaction that does not constitute a change in control event under Treasury Regulation Section 1.409A-3(i)(5)(v) or Treasury Regulation Section 1.409A-3(i)(5)(vii) will be not be considered a Change in Control for purposes of this Agreement.

For purposes of this Agreement, “Disability” means you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, or is otherwise determined to be totally disabled by the Social Security Administration.

4. Restrictions on Transfer. Prior to the vesting of shares of Restricted Stock, the Participant shall not anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate, dispose of, negotiate or otherwise transfer the Restricted Stock or grant any proxy with respect thereto (collectively, “Transfer” or “Transferred”), except as specifically permitted by the Plan and this Agreement. Any attempted Transfer in violation of this Agreement and the Plan shall be void and of no effect and the Corporation shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent in respect thereof. Notwithstanding the foregoing, nothing herein or in the Plan shall prohibit the Participant from pledging the Shares the Participant is granted hereunder to the Corporation pursuant to a stock pledge agreement entered into between the parties hereto.
5. Forfeiture. Upon the Participant’s termination of Service for any reason (except for death or Disability as described under Section 3), all shares of Restricted Stock subject to restriction shall be forfeited.
6. Rights as a Holder of Restricted Stock. From and after the Date of Issuance, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote the Shares and to exercise all other rights, powers and privileges of a holder of Shares with respect to the Restricted Stock, with the exceptions that (i) the Participant shall not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until such shares are no longer Restricted Stock; (ii) the Corporation (or its designated agent) will retain custody of the stock certificate or certificates representing the Restricted Stock and any other property including, without limitation, cash (“RS Property”) issued in respect of the Restricted Stock, including dividends (whether in cash or stock) at all times such Shares are Restricted Stock; (iii) no RS Property will bear interest or be segregated in separate accounts; and (iv) the Participant shall not, directly or indirectly, Transfer the Restricted Stock in any manner whatsoever.
7. Taxes; Section 83(b) Election. The Participant acknowledges, subject to the last sentence of this paragraph, that (i) no later than the date on which any Restricted Stock shall have become vested, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested; (ii) the Corporation shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Participant any Federal, state or local taxes of any kind required by law to be withheld with respect to any Restricted Stock which shall have become so vested, including that the Corporation may, but shall not be required to, sell a number of Shares or treat a number of Shares as forfeited, in either case sufficient to cover applicable withholding taxes; and (iii) if the Participant does not comply with clause (i) above on a timely basis, solely to the extent permitted by law (including, without limitation, the Sarbanes-Oxley Act of 2002), the Corporation may, but shall not be required to, pay such required withholding and treat such amount as a demand loan to the Participant at the maximum rate permitted by law, with such loan, at the Corporation’s sole discretion and provided the Corporation so notifies the Participant within 30 days of the making of the loan, secured by the Shares and any failure by the Participant to pay the loan upon demand shall entitle the Corporation to all of the rights at law of a creditor secured by the Shares. The Corporation may hold as security any certificates representing any Shares and, upon demand of the Corporation, the Participant shall deliver to the Corporation any certificates in his or her possession representing Shares together with a stock power duly endorsed in blank. The Participant also acknowledges that it is his or her sole responsibility, and not the Corporation’s, to file timely and properly any election under Section 83(b) of the Code, and any corresponding provisions of state tax laws, if the Participant wishes to utilize such election.
8. Legend. In the event that a certificate evidencing Restricted Stock is issued, the certificate representing the Shares shall have endorsed thereon any legend required to be placed thereon by applicable “blue sky” laws of any state, and the following legend:
“THE ANTICIPATION, ALIENATION, ATTACHMENT, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR CHARGE OF THE SHARES OF XO GROUP INC. (THE “CORPORATION”) COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE XO GROUP INC. 2009 STOCK INCENTIVE PLAN (THE “PLAN”) AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED HOLDER AND THE CORPORATION. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION.”
Notwithstanding the foregoing, in no event shall the Corporation be obligated to issue a certificate representing the Restricted Stock prior to vesting as set forth in Section 3 hereof and the Corporation may recognize the Participant’s ownership of Restricted Stock through uncertificated book entry or another similar method.
9. Securities Representations. The Shares are being issued to the Participant and this Agreement is being made by the Corporation in reliance upon the following express representations and warranties of the Participant. The Participant acknowledges, represents and warrants that:
a. The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in connection therewith the Corporation is relying in part on the Participant’s representations set forth in this section;
b. The Shares must be held indefinitely by the Participant unless (i) an exemption from the registration requirements of the Securities Act is available for the resale of such Shares, or (ii) the Corporation files an additional registration statement (or a “re-offer prospectus”) with regard to the resale of such Shares, and the Corporation is under no obligation to continue in effect a Registration Statement on Form S-8 or to otherwise register the resale of the Shares (or to file a “re-offer prospectus”); and
c. The exemption from registration under Rule 144 will not be available under current law unless (i) a public trading market then exists for the Common Stock, (ii) adequate information concerning the Corporation is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.
10. Not an Employment Agreement. Neither the execution of this Agreement nor the issuance of the Shares hereunder shall confer upon the Participant any right to continue in Service and nor do either constitute an agreement by the Corporation to employ or to continue to employ the Participant during the entire, or any portion of, the term of this Agreement, including but not limited to any period during which any Shares are outstanding.
11. Power of Attorney. The Corporation, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Corporation, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments and transfers of the Restricted Stock, other RS Property, Shares and property provided for herein, and the Participant hereby ratifies and confirms that which the Corporation, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Corporation, execute and deliver to the Corporation all such instruments as may, in the judgment of the Corporation, be advisable for this purpose, including, without limitation, a duly signed stock power, endorsed in blank, relating to the Restricted Stock.
12. Miscellaneous.
This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Corporation may assign to, and require, any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation or any affiliate to which the Participant provides Service to expressly assume and agree in writing to perform this Agreement. Notwithstanding the foregoing, the Participant may not assign this Agreement other than with respect to Shares Transferred in compliance with the terms hereof.
This award of Shares shall not affect in any way the right or power of the Board or stockholders of the Corporation to make or authorize an adjustment, recapitalization or other change in the capital structure or the business of the Corporation, any merger or consolidation of the Corporation or subsidiaries, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, the dissolution or liquidation of the Corporation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.
The Participant agrees that the award of the Shares hereunder is special incentive compensation and that it, any dividends paid thereon (even if treated as compensation for tax purposes) and any other RS Property will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Corporation or any life insurance, disability or other benefit plan of the Corporation.
Except as otherwise provided in the Plan, no modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.
The Notice of Stock Award may be executed in one or more counterparts, or in electronic form, all of which taken together and including this Agreement, shall constitute one contract.
The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.
The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.
This Agreement shall be construed, interpreted and governed and the legal relationships of the parties determined in accordance with the internal laws of the State of Delaware without reference to rules relating to conflicts of law.
13. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Board of Directors or the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. A copy of the Plan has been delivered to the Participant. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof (other than any other documents expressly contemplated herein or in the Plan) and supersedes any prior agreements between the Corporation and the Participant with respect to the subject matter hereof.

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